NYSE American: REIwww.ringenergy.com March 6, 2025 Q4 & FY 2024 OVERVIEW 2025 GUIDANCE Exhibit 99.2

Ring Energy, Inc. Forward –Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward- looking statements. Additionally, forward-looking statements include statements about the expected benefits to the Company and its shareholders from the proposed acquisition of oil and gas properties (the “Lime Rock Acquisition”) from Lime Rock Resources IV-A, L.P. and Lime Rock Resources IV-C, L.P. (collectively, “Lime Rock” or “LRR”) and the anticipated completion of the Lime Rock Acquisition or the timing thereof. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2024, and its other filings with the SEC. All forward-looking statements, expressed or implied, included in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “All- in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non- GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

Ring Energy - Independent Oil & Gas Company

Focused on Conventional Permian Assets in Texas

Q4 2024 Net Production
19,658 Boe/d
(66% oil and 85% liquids)

2024 SEC Proved Reserves[1,2]
~134.2 MMBoe/
PV10 ~$1.46 Billion
Proved Developed ~69%

Permian Basin
Gross / Net Acres[3]
97,599 / 80,919
400+ Locations[3]

High Operational Ownership
~96% Operated WI
~81% Oil NRI
~84% Gas NRI

1. SEC Proved Reserves as of 12/31/2024 utilizing SEC prices, YE 2024 SEC Pricing Oil $71.96 per bbl Gas $2.13 per Mcf.
2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure.
3. Includes all acreage and identified new drill locations as of year-end 2024 operated and non-operated across 1P, 2P and 3P reserve categories.


NEW MEXICO
TEXAS
Matador Arch
Northwest Shelf
Yoakum
Permian Basin
Wolfcamp Shelf Margin
Horseshoe Atoll
Gaines
Andrews
Capitan Reef Trend
Central Basin Platform
Ector
Midland Basin
Delaware Basin
Ward
Crane
Ozona Arch
Ring Energy Assets
Northwest Shelf
Central Basin Platform
Includes operated & non-operated

Differentiated approach by applying unconventional technology and thinking to conventional Permian assets

Ring Assets Characteristics:

- ✓ **Shallow Base Decline**
- ✓ **Long Life Wells** (> 35 years)
- ✓ **Highly Oil Weighted**
- ✓ **High Operating Margin**
- ✓ **High Netbacks** (NRI> 80%)
- ✓ **Low D&C Cost Inventory**
- ✓ **Low Breakevens**

3 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

2024 Highlights - Improved Portfolio Comparison

Improved Portfolio Leads to Superior Results

Metric	2024	Change	2023
Oil Sales Bo	13,283 Bo/d	6%	12,548 Bo/d
Sales Boe	19,648 Boe/d 68% Oil	8%	18,119 Boe/d 69% Oil
Realized $/Boe	$50.94 Per Boe	7%	$54.60 Per Boe
Adjusted EBITDA[1]	$233 Million	-1%	$236 Million
CapEx	$152 Million	-0.4%	$152 Million
Cash Operating Costs[2]	$23.04 Per Boe	-2%	$23.46 Per Boe
Adjusted Free Cash Flow[1]	$44 Million	-4%	$45 Million
Debt Balance	$385 Million	-9%	$425 Million
Leverage Ratio[3]	1.66x Ratio	2%	1.62x Ratio
SEC 1P Reserves[4]	134.2 MMBoe	3%	129.8 MMBoe

Company Record

1. Adjusted EBITDA, and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
2. Cash Operating Costs, see appendix for definition, are costs on a $ per Boe basis.
3. Leverage Ratio see appendix, 2023 Leverage Ratio includes EBITDA from Founder O&G assets.
4. 1P is total proved reserves as of 12/31/2024 using YE 2024 SEC Pricing Oil $71.96 per bbl Gas $2.13 per Mcf.

4 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. NWS CBP-N Penwell CBP-S 19% 60% 21% Proved Reserves1 and Inventory 5 SEC YE 2024 Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by Area PD ~93 MMBoe PUD ~42 MMBoe Organic Reserve Replacement in 2024 Increased Proved Reserves 3% Increased PD Reserves 5% ~134 MMBoe 23% 77% 1. Reserves as of Dec 31, 2024 utilizing SEC prices, YE24 SEC Pricing Oil $71.96 per bbl Gas $2.130 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. $1,463 MM PD $1130 MM PUD $333 MM Oil 60% Gas 19% NGL 21% ~134 MMBoe 210+ PUD Locations 220+ PDNP Opportunities 430+3 Total Proved Only Locations & Opportunities 31% 69% Replaced Production and Divested Volumes 7.2MM BOE Produced 1.2MM BOE Divested 16MM BOE of Extensions 3.3x previous year extensions of 4.8MM BOE Maintained YoY PUD count at 210+ without acquisition Replaced the 44 wells that were drilled in 2024 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

FY 2025 Guidance Pro Forma "PF" Outlook

Assumes 3 Full Quarters of Lime Rock Asset[1] Operations

Sales Volumes	Q1 2025 REI Only	Q2 2025 PF	Q3 2025 PF	Q4 2025 PF	FY 2025 PF Guidance
Total (Bo/d)	11,700 - 12,000	13,700 - 14,700	14,000 - 15,000	14,400 - 15,400	13,600 - 14,200
Mid Point (Bo/d)	**11,850**	**14,200**	**14,500**	**14,900**	**13,900**
Total (Boe/d)	18,000 - 18,500	20,500 - 22,500	20,700 - 22,700	21,000 - 23,000	20,000 - 22,000
Mid Point (Boe/d)	**18,250**	**21,500**	**21,700**	**22,000**	**21,000**
- Oil (%)	65%	66%	67%	68%	66%
- NGLs (%)	19%	18%	18%	18%	18%
- Gas (%)	16%	16%	15%	14%	16%
Capital Program					
Capital[2] (millions)	$26 - $34	$34 - $42	$46 - $54	$32 - $40	$138 - $170
Mid Point (millions)	$30	$38	$50	$36	$154
- New Hz wells drilled	4 - 5	8 - 9	11 - 13	4 - 5	27 - 32
- New Vertical wells drilled	3 - 4	3 - 5	4 - 6	5 - 7	15 - 22
- DUC Wells	0	1	0	0	1
- Wells completed & online	7 - 9	12 - 15	15 - 19	9 - 12	43 - 55
Operating Expenses					
LOE (per Boe)	$11.75 - $12.25	$11.50 - $12.50	$11.25 - $12.25	$11.00 - $12.00	$11.25 - $12.25
Mid Point (per Boe)	$12.00	$12.00	$11.75	$11.50	$11.75

FY 2025 CAPEX Allocation



5%
3%
19%
$154 million Mid Point
73%
D&C / Infrastructure
Recomp/Cap Workovers
Land/Non-op/Other
ESG Improvements

1. Lime Rock CBP assets "pending" acquisition expected to close at end of Q1 2025.
2. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and ESG improvements.

6 | Ring Energy, Inc. | Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. Oil Sales 13,500 to 14,300 Bo/d Mid-point 13,900 Bo/d 2023 2024 2025E 12 13 14 12.5 13.3 13.9 R at io 0.0 0.5 1.0 1.5 2.0 WTI $65 $70 $752023 YE 2026E Positioned for Success in 2025 & Beyond 7 1. Estimated AFCF is based on internal management financial model and assumes mid point of guidance for Net Sales production & capex with adjustable oil price as of Jan‘25, gas HH strip price 02/28/2025 and NGL realization of ~16% of WTI oil price. 2. Estimated AFCF yield is based on assumptions above for AFCF and Ring’s stock price and market capitalization as 03/05/2025. C ap ex R an g e M ill io ns $140 $145 $150 $155 $160 $152 $152 $154 2023 2024E Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI A FC F $ M M A FC F Yi el d % $0 $20 $40 $60 30% 20% 10% 0% 16% 18% 7% 15% 22% 2023 PF Outlook – Building Scale and Improving Key Metrics from Accretive Acquisitions Pursue Operational Excellence & Building Scale Maximizing Adj. Free Cash Flow1,2 Enhancing Balance Sheet Targeting Leverage Ratio1 < 1.0xDisciplined Capital Investment ’25E Capital Projects: ~ 49 New Drills 1.62x ~1.5x <1.4x <1.1x 2024 2023 2024 2025E 10 12 14 16 12.5 13.3 13.9 2023 2024 2025E 15 20 25 18.1 19.6 21.0 Total Sales 20,000 to 22,000 Boe/d Mid-point 21,000 Boe/d Up ~5% 2023 2024 2025E 16 18 20 22 18.1 19.6 21.0 Up ~7% 1.66x ~1.6x 2024 YE 2025E 2024 WTI $65 $70 $75

Ring Energy, Inc. Peer 11Peer 10Peer 9Peer 8Peer 7 Peer 6MedianPeer 5Peer 4Peer 3Peer 2REIPeer 1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $ 6 .7 3 $ 8 .3 4 $ 9 .0 0 $ 9 .5 7 $ 1 6 .9 6 $ 1 7 .9 0 $ 2 0 .1 0 $ 2 2 .3 0 $ 2 4 .6 0 $ 2 6 .4 4 $ 2 8 .0 5 $ 3 0 .4 1 $ 3 2 .3 2 $41.72 $34.76 $42.63 $40.00 $30.38 $39.62$41.02$40.33 $38.27 $42.20 $71.33 $53.40$52.25 Cash Operating Margin Realized Pricing Distinguishing Attributes: High Operating Margins 8 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Ring’s Conventional Assets with High Netbacks Drive Strong Cash Operating Margins vs. Peers1,2 3Q 2024 TTM Cash Operating Margin and Realized Pricing ($/Boe) Operational Excellence and Cost Control Drive Profitability • High oil weighting of ~68% (85% mix of oil + liquids) contributes to high realized pricing per Boe • Low cash operating costs and maintaining cost discipline drive margin expansion • Generating over $30 per Boe in margin TTM demonstrates strength of long-life asset base • Strong cash operating margins allow the Company to withstand volatile commodity price swings • Robust margins lead to increased cash flow, debt reduction and stronger returns “ Improving operational margins leads to higher returns...pursuing strategic acquisitions of high margin assets leads to sustainable higher returns “ - Paul McKinney 1. Peers include: Amplify Energy, Battalion, Baytex, Berry Corporation, Civitas, Crescent Energy, Mach Natural Resources, Riley Permian, Vital Energy, TXO Partners and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 03/01/2025. 3. Cash Operating Margins is defined as revenues (excluding hedges) less LOE, cash G&A (excluding share-based compensation), interest expense, workovers, operating expenses, production taxes, ad valorem taxes and gathering/transportation costs.

Ring Energy, Inc. Peer 1 Ring Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 0% 5% 10% 15% 20% 25% 30% 35% 40% 20% 22% 25% 29% 30% 33% 34% 34% 35% 36% 37% Distinguishing Attributes: Low PDP Base Decline Ring’s Conventional Assets have Shallow Base Decline2 Versus Other Permian & Shale Players PDP ONLY Decline1: 2024E PDP BOE Base Decline % Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI 1. Source: Enverus as of Feb 2025, using ENVERUS base decline model function. The declines are all yearly declines using Aug/Sep/Oct 2024 as starting period for each company selected (by any size). Includes: Civitas, Devon, Diamondback, Mach Natural Resources, Magnolia, Ovintiv, Permian Resources, Riley Permian, SM Energy (Midland) and Vital Energy. 2. Ring Energy decline is Pro Forma internal management estimates for PDP Ring legacy and the acquisition of Lime Rock Resources’ CBP assets. 9 Median 33%

Ring Energy, Inc. 2023 2024 0.030 0.032 0.034 0.036 0.038 0.040 Enhanced Value for Stockholders 10 Improved Metrics - Increased Production, Reduction in Costs, and Increased Proved Reserves on per Share Basis Production/Share Boe/Share 0.034 Up 6% 1. See Appendix for calculation of All-in Cash Operating Costs. 2. YE 2023 & 2024 CGA SEC Proved Reserves (MMBoe) divided by total shares outstanding in the period. All-in-Cash Operating Costs1 $/Boe SEC 1P Reserves/Share2 Boe/Share Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI 2023 2024 $ 20 $ 21 $ 22 $ 23 $ 24 $ 25 23.46 23.04 2023 2024 0.600 0.620 0.640 0.660 0.680 0.700 0.66 0.67 Up 1% $22.99 all-in cash operating costs decreased despite inflationary pressures Down 2% 0.036

Ring Energy, Inc. Competitive Value for Stockholders Track Record of 3 Consecutive Years of Corporate Returns Above 15% Despite Drop in Commodity Prices Cash Return on Capital Employed1 (CROCE) % Strong CROCE % • Disciplined and successful capital program driving returns • Shallow decline production base contributes to higher returns • High quality inventory together with operating proficiency and efficient execution on capital program led to increased profitability • Multiple asset core areas in NWS & CBP with existing infrastructure provide diverse inventory of high return, low cost horizontals and verticals providing flexibility to react to volatile market conditions and ability to maximize AFCF generation 1. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. 2022 – ‘24 CROCE Avg of 17.9% Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Avg WTI $/Bbl & Avg Realized $/Boe 11

Ring Energy, Inc. Consistent Value for Stockholders 12 Minimized the Effect of a 7% Reduction in Realized Prices 1. Adjusted Cash Flow from Operations (ACFFO), Adjusted EBITDA and Adjusted FCF are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Adjusted EBITDA1 $MM 2023 2024 $35 $40 $45 $50 $55 $45 $44 Adjusted Free Cash Flow1 2023 2024 $ 150 $ 175 $ 200 $ 225 $ 250 $197 $195 ACFFO1 $MM 2023 2024 $ 175 $ 200 $ 225 $ 250 $ 275 $236 $233 $MM

Track Record of Strategic Consolidation

Three Acquisitions & One Pending Since 2019 Increases Net Production by >3.5x

Acquisition Track Record

- Ring's **Value Focused Proven Strategy** pursuing accretive, **balance sheet enhancing acquisitions** is a key component of our future growth
- **M&A wave of conventional Permian assets** from majors, large independents, private equity-backed operators and private family-owned companies
- **Limited buyer competition** from public companies **uniquely positions Ring** as a consolidator for future acquisitions
- **Experienced management team** with shared vision and **positioned to capitalize** on attractive M&A opportunities
- Track record of disciplined M&A, which has allowed Ring to acquire **undeveloped locations "virtually free"** as proved developed value of reserves has underpinned purchase price for the past four acquisitions



~22,000
6,100
2018A Daily Production (Boe/d)
Wishbone
STRONGHOLD
FOUNDERS
LIME ROCK RESOURCES
2H 2025E Daily Production (Boe/d)

Year Completed	Wishbone (2019)	Stronghold (2022)	Founders (2023)	*Pending* Lime Rock (2025)	Total Acquired
Acquisition Price ($MM)	$300	$465	$75	$100	**$940**
Consideration Mix (% Cash / % Stock)	90% / 10%	51% / 49%	100% / 0%	90% / 10%	**64% / 36%**
Acquired Net Acreage	~38,000	~37,000	~3,600	~17,700	**~96,300**
Number of New Drill Locations[1]	>190 (Hz)	>280 (Vt)	>50 (Vt)	>40 (Hz)	**>560**



Legend
Ring Energy Legacy
Lime Rock Resources
Founders Oil & Gas
Stronghold Energy Operating
Wishbone Energy Partners
Yoakum
Lea
Gaines
Andrews
Winkler
Ector
Ward
Crane

Acreage includes operated and Non-Operated WI

1. Includes all locations operated and non-operated "PUD" reserve categories and 2P / 3P locations at the time of the acquisition.

13 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Ring Energy, Inc. Sep-23 Sep-24 0 1,000 2,000 3,000 4,000 Days Online C um O il, B B Ls 0 50 100 150 200 250 300 100 1,000 10,000 MILLARD B 108 MILLARD B 109 MILLARD C 103 SCHARBAUER C 201 SCHARBAUER C 206 SCHARBAUER C NW 101 SCHARBAUER C NW 106 MILLARD B 116 MILLARD D 104 MILLARD E 103 MILLARD E 105 SCHARBAUER C 103 Impact of Founders Acquisition 14 Founders 2022- 23 REI 2024 $0.0 $1.0 $2.0 $3.0 Net Sept. 2023 Sept 2024 % Diff Boe/d 1,887 2,654 41% Bo/d 1,497 1,821 22% Lift Cost $/Boe $14.84 $12.27 -17% (MMBoe) YE 2023 Q3 2024 % Diff YE'23 1P 7.9 8.0 1% Sales Prod. 0.9 PDP 4.2 5.3 26% # of Wells Drilled 0 12 # Locations Remaining1 ~50 ~50 Reduced Capex by 28% Performance Exceeded Initial Expectations Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Founders Acquisition $75MM REI Net Prod. (MBoe/d) 1 REI Net Debt $MM Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 16.0 17.0 18.0 19.0 20.0 21.0 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $350 $375 $400 $425 $450 Production (G) Boe/d 2 LOE $/Boe D&C $MM 90 Day Cum MBoe 2 Proved Reserves MMBoe 3 Close date Aug 15, 2023 $0 $25 $50 $75 $100 Cash Due @ Close Eff date (Post Adj Close) Deferred Payment 67% cash 18% adjust 15% @ month 4 17.3 REI Standalone REI Pro Forma 20.1 16% growth to PF company REI Standalone $397 $392 Net Debt reduced over 5 qtrs Q4 2023 FY 2024 $0 $5 $10 $15 $20 $25 Reduced LOE by 20% Founders Penwell Asset in Ector County – Post Closing Performance REI Pro Forma – Post Closing Performance Increased Gross Prod by 38% YE 23 YE 24 0.0 5.0 10.0 15.0 Increased 1P Reserves by 46% Pre 2023 Post 2023 0 5 10 15 20 25 Increased Performance by 24% 1. 3-stream net production 2. 2-stream gross production as reported to Texas RRC 3. CGA Proved reserves for Penwell Field REI Pro Forma

Opportunity-Rich Basin

Why is Ring Focused on Consolidating Conventional Assets in the Central Basin Platform & Northwest Shelf?


Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Eastern Shelf
Delaware Basin
Midland Basin

Acquire accretive, balance sheet enhancing CBP & NWS assets

- ✓ CBP & NWS remain the "shale era" **underexplored opportunity in the Permian Basin**
- ✓ Conventional opportunities are the focus of Ring Energy's **deep bench of technical talent**
- ✓ **Ring has a proven track record** of generating superior returns by applying new drilling and completion technologies to overlooked conventional zones
- ✓ M&A **wave of conventional targets** continues with divestitures from **majors and large independents**
- ✓ **Lower cost, shallower decline, and less public E&P competition** sets the stage for accretive acquisitions
- ✓ We view CBP & NWS assets as **targets for growth**

The Prize in CBP & NWS (Texas Only) is… **~ 411,000 Boepd (G) 82% Oil**


Gross Production (2-Stream Mboe/d)
Peers
112
40
27
4th
Pro Forma
26
24
5th
Pre-LRR
23
20
18
11
10
10
7
7
6
A
B
C
RING
D
RING
E
F
G
H
I
J
K
L

Source: Enverus, Gross production data as of October 2024
Note: Companies include Blackbeard Operating, Burk Royalty, Diversified, Elevation Resources, Formentera Partners, Hilcorp, Kinder Morgan, Occidental, Riley Petroleum, Ring Energy, Sabinal Energy, Scout Energy, and Steward Energy.

15 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. Compelling Value Proposition 16 Ring Trading at Discount to Peers1,2 Pe er 1 Pe er 2 REI Pe er 3 Pe er 4 M edian Pe er 5 Pe er 6 Pe er 7 Pe er 8 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x EV /P V -1 0 % O il Pe er 1 REI Pe er 2 Pe er 3 Pe er 4 M edian Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% EV/2024 Adjusted EBITDA3EV/PV-103 YE23 1P Reserves & % Oil Despite a Track Record of Success Including Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth, Ring Currently Trades at a Discount to Peers 1. Peers include: Amplify, Berry Corporation, Crescent Energy, HighPeak Energy, Permian Resources, Riley Permian, Mach Natural Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 3/3/2025. 3. Adjusted EBITDA and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. E nt er p ri se V al ue ($ M M ) R EI S ha re P ri ce ($ /s ha re ) APA Divestiture REI @ 3/4/2025 REI @ APA Prod Mult $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $1.21 $2.52 Share Price ($/sh) Ring Trading at Discount Compared to Recent Transaction REI Suggested Valuation Using APA CBP & NWS Assets Divestiture Valuation Metrics Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI17 Private Buyers Paying Higher Valuation Multiples for Conventional Permian Assets $950MM $627MM $889MM APA Non-Core asset divestiture in CBP & NWS REI trading share price and EV as of March 4, 2025 REI indicative trading share price and EV using APA Valuation Metrics 1. APA Corp press release on September 10, 2024, asset sale of non-core properties in Permian Basin. 2. Source ENVERUS as of 11/5/2024. 3. Field Level Margin $ per Boe is calculated as realized $ per Boe minus LOE, GP&T, operating lease exp., severance and ad valorem taxes. 4. Ring Energy decline is Pro Forma internal management estimates for PDP Ring legacy and the acquisition of Lime Rock Resources’ CBP assets. APA Permian Divestiture1 Date Announced 9/10/2024 Sale Price ($MM) $950 Net Production (Boe/d) 21,000 $ per Boe/d $45,238 Current REI Valuation3 3/4/2025 Share Price $1.21 Shares Outstanding (MM) ~200 Equity Value ($MM) $242 Debt Outstanding YE24 $385 Enterprise Value ($MM) $627 2024 Net Production (Boe/d) 19,648 $ per Boe/d $31,912 REI at APA Valuation Metrics EV @ Production metric 45.2K $889 Equity Value ($MM) $504 Share Price ($) $2.52 Asset Metrics Comparison REI APA Divestiture1,2 2025E Net Production (Boe/d) ~21,000 21,000 % Oil 66% 57% 2024 Field Level Margin3 ($/Boe) $36.52 < REI NTM PDP4 Decline % 22% 7% 2024 LOE ($/Boe) $10.89 > REI CO2 Operations NO YES Operated Well Count (G) 935 ~5,100+

Ring Energy, Inc. Value Proposition 18 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI 2025+ and Beyond Continue delivering competitive returns through disciplined pursuit of value focused strategy Target leverage ratio below 1.0x and position Ring to return capital to stockholders Remaining focused on maximizing FCF generation in a volatile commodity price environment Strong Cash Operating margins help deliver superior results & helps manage risk in market downturns Disciplined capital program focused on slightly increasing oil production, and maximizing FCF generation leads to further debt reduction Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, build inventory and accelerate ability to pay down debt

www.ringenergy.com FINANCIAL OVERVIEW VALUE FOCUSED PROVEN STRATEGY | MARCH 6, 2025 | NYSE AMERICAN: REI

Ring Energy, Inc. Adding Size and Scale to the Portfolio • Recorded Net Income of $67.5 million, or $0.34 per diluted share • Reported Adjusted Net Income of $69.5 million, or $0.35 per diluted share • Generated Adjusted EBITDA of $233.3 million despite a 7% reduction in realized prices Maintaining Operational Excellence • Grew sales volumes year-over-year (“Y-O-Y”) by 8% to a record 19,648 Boe/d and oil sales by 6% to a record 13,283 Bo/d • Reduced Y-O-Y all-in cash operating costs (on a Boe basis) by 2% • Maintained capital spending flat at $151.9 million while improving capital efficiency on horizontal wells by 11% to ~492 per foot and vertical wells by ~3% on a per completed interval basis Meaningful Free Cash Flow Generation • Recorded Adjusted Cash Flow from Operations of $195.3 million • Delivered Adjusted Free Cash Flow of $43.6 million, remaining cash flow positive for over 5 years • Generated Cash Return on Capital Employed (“CROCE”) of 15.9% 1 Maintains Strong Balance Sheet • Paid down $40.0 million in debt and $70.0 million since closing the Founders acquisition • Reaffirmed borrowing base at $600 million, exited 2024 with ~$217 million of liquidity, borrowings of $385 million and a Leverage Ratio of 1.66x Creates a Stronger and More Resilient Ring • Organically grew Proved Reserves by 4.4 MMBoe or 3% to 134.2 MMBoe • Improving value focused strategy with organic reserve replacement and accretive acquisitions to position the company to return capital to stockholders Delivering Value in 2024 20 Compelling Strategy and Portfolio Leads to Shareholder Value Creation Source: REI YE 2024 Press release dated March 5, 2025. Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes 1. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. 1.62x Q4 2023 1.67x Q1 2024 1.59x Q2 2024 1.59x Q3 2024 Historical Metrics 21 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Quarterly Analysis of AFCF1 Leverage Ratio (LTM)2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating AFCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Net Interest Expense included in table is interest expense net of interest income and excludes deferred financing costs amortization. A d j. EB IT D A / C ap Ex / In t E xp -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 $65.4 $62.0 $66.4 $54.0 $50.9 -$38.8 -$36.3 -$35.4 -$42.7 -$37.6 -$10.3 -$10.2 -$9.6 -$9.4 -$8.7 $16.3 $15.6 $21.4 $1.9 $4.7 Adj EBITDA $MM CapEx $MM Net Interest Exp $MM Adj. Free Cash Flow $MM 1.66x Q4 2024 21 1 $56.01 $54.56 $55.06 $48.24 $46.14

Ring Energy, Inc. Reducing Debt & Increasing Liquidity Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Disciplined Capital Spending & Sustainably Generating AFCF RBL Balance & Adjusted Debt Paydown1,2 ($ Million) Liquidity3 ($ Million) 1. Paydown of $17 million is net of the $182 million that was borrowed to fund the Stronghold acquisition. 2. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders acquisition. 3. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. Stronghold Acquisition1 Stronghold Acquisition final deferred payment Stronghold Acquisition Founders Acquisition2 Founders Acquisition Founders Acquisition final deferred payment FY Adv tax payment and other one- time cash items Adj. Debt Paydown ($MM) RBL Balance ($MM) 22

www.ringenergy.com ASSET OVERVIEW VALUE FOCUSED PROVEN STRATEGY | MARCH 6, 2025 | NYSE AMERICAN: REI

Committed to ESG

Critical to Sustainable Success

2024 Sustainability Report

Download Report PDF


RING
SUSTAINABILITY
REPORT


ENVIRONMENTAL
S
E
ESG
SOCIAL
GOVERNANCE
G

Progressing our ESG Journey

- Created **ESG Task Force** and established **Target Zero 365 (TZ-365)** Safety & Environmental Initiative in 2021to monitor and guide company's adherence to ESG standards.
  - Designed to protect the workforce, environment, communities and financial sustainability.
  - Focused on **Safety-first** environment and achieving high percentage of **Target Zero Days.**
- 2024 Continued to **build staff and programs/processes** to improve ESG performance and reduce emissions.
  - **Hired** additional personnel to support Safety and Environmental functions.
  - Implementing **contractor management** program.
  - **Reduced methane emissions ~26% YoY** with focus on eliminating pneumatic device venting and facility upgrades.
- 2024-'25 Capital Program includes **Emission Reduction** plans with:
  - Continued upgrades of **Tank Vent Control Systems** including **High and Low pressure Flares.**
  - Continued upgrades of vessel controls to **eliminate pneumatic devices** and/or **convert to non-vent controls**.
  - Established **Leak Detection and Repair** program and migrating in-house to increase quality and reduce costs.

RING ENERGY

A Target Zero Day

is a Day that Results in:

- Zero Company or Contractor OSHA Recordable Injury, and
- Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and
- Zero Preventable Vehicle Incidents, and
- Zero H2S Alarms of 10PPM or Greater

24 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. 77-81% Oil Assets Overview 25 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI New Drill Inventory Performance Consistent HZ Well Performance San Andres Horizontal Play EUR (MBoe) per 1000’ Lateral Feet Enhanced Vertical Well Performance CBP Vertical Multi-Stacked Play 2 D&C Capex $ per Effective Lateral Foot 73% Oil Vertical D&C Capex1 $ per Frac Stage ($M) 87-91% Oil 67-71% Oil - l 77-81% Oil 68-74% Oil Updated D&C Range 2024 2023 2024 $ 400 $ 450 $ 500 $ 550 $ 600 Reduced by 11% Th ou sa nd s 2023 2024 50 75 100 2023 2024 $ 225 $ 250 $ 275 Reduced by 3% 1. PJ Lea new drills are 6 frac stages and Penwell new drills are 7 frac stages. C um 9 0 -D ay / w el l A vg - B O E 2023 2024 0 5,000 10,000 15,000 20,000 ~77% Oil ~79% Oil

Ring Energy, Inc. Assets Overview Value Focused Proven Strategy | November 4, 2024 | NYSE American: REI Deep Inventory of High-Return Drilling and Re-Completion Locations 1. Vertical completion no lateral length noted. 2. Peak IP 60 (Boepd) based on best rolling 60-day average. 3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data. 4. Peak IP 15 (Boepd) based on best continuous rolling 15-day average, due to lack of 60 day production data. Select Recent New Drill Horizontal Well Results – Northwest Shelf Select Recent New Drill Horizontal Well Results – Central Basin Platform 26

San Andres Horizontal Play Characteristics

Proven, Conventional, Top Tier Returns

	San Andres Hz	Delaware Hz	Midland Hz
High ROR Oil Play	✔	✔	✔
Low D&C Costs	✔		
Lower 1st Year Decline	✔		
Low Lease Acquisition Cost	✔		
Long life wells	✔		
Oil IPs >750 Bbl/d		✔	✔
Multiple Benches		✔	✔
> 85% Oil	✔		
$30-35/Bbl D&C Break-even[2]	✔		

- Permian Basin has produced >30 BBbl
  - San Andres accounts for ~40%
- Low D&C costs[1] $2.3 - $3.4 MM per Hz well
- Vertical depth of ~5,000′
- Typical oil column of 200′ - 300′
- Life >35+ years
- Initial peak oil rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range is for CBP & NWS 1.0 & 1.5 mile laterals in 2024.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

27 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Vertical Multi-Stacked Pay Characteristics

Proven, Conventional, Top Tier Returns

	CBP Vt Stack & Frac	Delaware Hz	Midland Hz
High ROR Oil Play	✔	✔	✔
Low D&C Costs	✔		
Lower 1st Year Decline	✔		
Low Lease Acquisition Cost	✔		
Long life wells	✔		
Oil IPs >750 Bbl/d		✔	✔
Multiple Benches	✔	✔	✔
High NRI's	✔		
$35-$40/Bbl D&C Break-even[2]	✔		

- Central Basin Platform has produced >15 BBboe
  - Vertical multi-stage fracs targeting legacy reservoirs that have been productive throughout the basin (Clearfork to Wolfcamp)
- Low D&C costs[1] $1.0 - $1.9 MM per well
- Targeted Vertical completion depths of ~4,000-7,000'
- Typical oil column of 1,000-1,500'
- Life >30+ years
- Initial peak oil rates of 150 - 400 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range for verticals include all CBP-S inventory.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

28 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

www.ringenergy.com VALUE FOCUSED PROVEN STRATEGY | MARCH 6, 2025 | NYSE AMERICAN: REI THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296 4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699

www.ringenergy.com APPENDIX VALUE FOCUSED PROVEN STRATEGY | MARCH 6, 2025 | NYSE AMERICAN: REI

Ring Energy, Inc. Jan 22 Apr 22 Jul 22 Oct 22 Jan 23 Apr 23 Jul 23 Oct 23 Jan 24 Apr 24 Jul 24 Oct 24 Jan 25 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 1.20 68.37 Ring Energy, Inc. - Price (Left) WTI Crude Oil ($/bbl) - Price (Right) REI Historical Price Performance1 31 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Price Performance Since January 1, 2022 (1) Sources Factset as of 3/3/2025 Stronghold Announcement Founders Announcement 6.5 MM warrants exercised 3.0 MM warrants exercised 4.5 MM warrants exercised 14.5 MM warrants exercised Warburg Pincus sell down 12.6 MM shares Warburg Pincus sell down 4.4 MM shares Warburg Pincus sell down 6.2 MM shares Warburg Pincus sell down 6.6 MM shares

Financial Overview

Derivative Summary as of December 31, 2024

	Oil Hedges (WTI)							
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026
Swaps:								
Hedged volume (Bbl)	193,397	151,763	351,917	141,755	477,350	457,101	59,400	423,000
Weighted average swap price	$ 68.68	$ 68.53	$ 71.41	$ 69.13	$ 70.16	$ 69.38	$ 66.70	$ 66.70
Two-way collars:								
Hedged volume (Bbl)	474,750	464,100	225,400	404,800	—	—	379,685	—
Weighted average put price	$ 57.06	$ 60.00	$ 65.00	$ 60.00	$ —	$ —	$ 60.00	$ —
Weighted average call price	$ 75.82	$ 69.85	$ 78.91	$ 75.68	$ —	$ —	$ 72.50	$ —

	Gas Hedges (Henry Hub)							
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026
NYMEX Swaps:								
Hedged volume (MMBtu)	451,884	647,200	330,250	11,400	26,600	555,300	17,400	513,300
Weighted average swap price	$ 3.77	$ 3.46	$ 3.72	$ 3.74	$ 3.74	$ 3.39	$ 3.74	$ 3.74
Two-way collars:								
Hedged volume (MMBtu)	22,016	27,300	308,200	598,000	553,500	—	515,728	—
Weighted average put price	$ 3.00	$ 3.00	$ 3.00	$ 3.00	$ 3.50	$ —	$ 3.00	$ —
Weighted average call price	$ 4.40	$ 4.15	$ 4.75	$ 4.15	$ 5.03	$ —	$ 3.93	$ —

	Oil Hedges (basis differential)							
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026
Argus basis swaps:								
Hedged volume (Bbl)	177,000	273,000	276,000	276,000	—	—	—	—
Weighted average spread price [1]	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ —	$ —	$ —	$ —

(1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.

32 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Income Statement and Operational Stats

RING ENERGY

Income Statement

	(Unaudited) Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Oil, Natural Gas, and Natural Gas Liquids Revenues	$ 83,440,546	$ 89,244,383	$ 99,942,718	$ 366,327,414	$ 361,056,001
Costs and Operating Expenses					
Lease operating expenses	20,326,216	20,315,282	18,732,082	78,310,949	70,158,227
Gathering, transportation and processing costs	130,230	102,420	464,558	506,333	457,573
Ad valorem taxes	2,421,595	2,164,562	1,637,722	8,069,064	6,757,841
Oil and natural gas production taxes	3,857,147	4,203,851	4,961,768	16,116,565	18,135,336
Depreciation, depletion and amortization	24,548,849	25,662,123	24,556,654	98,702,843	88,610,291
Asset retirement obligation accretion	323,085	354,195	351,786	1,380,298	1,425,686
Operating lease expense	175,090	175,091	175,090	700,362	541,801
General and administrative expense (including share-based compensation)	8,035,977	6,421,567	8,164,799	29,640,300	29,188,755
Total Costs and Operating Expenses	59,818,189	59,399,091	59,044,459	233,426,714	215,275,510
Income from Operations	23,622,357	29,845,292	40,898,259	132,900,700	145,780,491
Other Income (Expense)					
Interest income	124,765	143,704	96,984	491,946	257,155
Interest (expense)	(10,112,496)	(10,754,243)	(11,603,892)	(43,311,810)	(43,926,732)
Gain (loss) on derivative contracts	(6,254,448)	24,731,625	29,250,352	(2,365,917)	2,767,162
Gain (loss) on disposal of assets	—	—	44,981	89,693	(87,128)
Other income	80,970	—	72,725	106,656	198,935
Net Other Income (Expense)	(16,161,209)	14,121,086	17,861,150	(44,989,432)	(40,790,608)
Income Before Provision for Income Taxes	7,461,148	43,966,378	58,759,409	87,911,268	104,989,883
Provision for Income Taxes	(1,803,629)	(10,087,954)	(7,862,930)	(20,440,954)	(125,242)
Net Income	$ 5,657,519	$ 33,878,424	$ 50,896,479	$ 67,470,314	$ 104,864,641
Basic Earnings per Share	$ 0.03	$ 0.17	$ 0.26	$ 0.34	$ 0.55
Diluted Earnings per Share	$ 0.03	$ 0.17	$ 0.26	$ 0.34	$ 0.54
Basic Weighted-Average Shares Outstanding	198,166,543	198,177,046	195,687,725	197,937,683	190,589,143
Diluted Weighted-Average Shares Outstanding	200,886,010	200,723,863	197,848,812	200,277,380	195,364,850

Operational Stats

	(Unaudited) Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net sales volumes:					
Oil (Bbls)	1,188,272	1,214,788	1,254,619	4,861,628	4,579,942
Natural gas (Mcf)	1,683,793	1,705,027	1,613,102	6,423,674	6,339,158
Natural gas liquids (Bbls)	339,589	350,975	261,020	1,258,814	976,852
Total oil, natural gas and natural gas liquids (Boe)[1]	1,808,493	1,849,934	1,784,490	7,191,054	6,613,321
% Oil	66 %	66 %	70 %	68 %	69 %
% Natural gas	15 %	15 %	15 %	15 %	16 %
% Natural gas liquids	19 %	19 %	15 %	17 %	15 %
Average daily sales volumes:					
Oil (Bbls/d)	12,916	13,204	13,637	13,283	12,548
Natural gas (Mcf/d)	18,302	18,533	17,534	17,551	17,368
Natural gas liquids (Bbls/d)	3,691	3,815	2,837	3,439	2,676
Average daily equivalent sales (Boe/d)	19,658	20,108	19,397	19,648	18,119
Average realized sales prices:					
Oil ($/Bbl)	$ 68.98	$ 74.43	$ 77.33	$ 74.87	$ 76.21
Natural gas ($/Mcf)	(0.96)	(2.26)	(0.12)	(1.44)	0.05
Natural gas liquids ($/Bbls)	9.08	7.66	11.92	9.23	11.95
Barrel of oil equivalent ($/Boe)	$ 46.14	$ 48.24	$ 56.01	$ 50.94	$ 54.60
Average costs and expenses per Boe ($/Boe):					
Lease operating expenses	$ 11.24	$ 10.98	$ 10.50	$ 10.89	$ 10.61
Gathering, transportation and processing costs	0.07	0.06	0.26	0.07	0.07
Ad valorem taxes	1.34	1.17	0.92	1.12	1.02
Oil and natural gas production taxes	2.13	2.27	2.78	2.24	2.74
Depreciation, depletion and amortization	13.57	13.87	13.76	13.73	13.40
Asset retirement obligation accretion	0.18	0.19	0.20	0.19	0.22
Operating lease expense	0.10	0.09	0.10	0.10	0.08
General and administrative expense (including share-based compensation)	4.44	3.47	4.58	4.12	4.41
G&A (excluding share-based compensation)	3.52	3.45	3.20	3.36	3.08
G&A (excluding share-based compensation and transaction costs)	3.51	3.45	3.00	3.35	3.01

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.

33 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Balance Sheet

	December 31, 2024	December 31, 2023
ASSETS		
Current Assets		
Cash and cash equivalents	$ 1,866,395	$ 296,384
Accounts receivable	36,172,316	38,965,002
Joint interest billing receivables, net	1,083,164	2,422,274
Derivative assets	5,497,057	6,215,374
Inventory	4,047,819	6,136,935
Prepaid expenses and other assets	1,781,341	1,874,850
Total Current Assets	50,448,092	55,910,819
Properties and Equipment		
Oil and natural gas properties, full cost method	1,809,309,848	1,663,548,249
Financing lease asset subject to depreciation	4,634,556	3,896,316
Fixed assets subject to depreciation	3,389,907	3,228,793
Total Properties and Equipment	1,817,334,311	1,670,673,358
Accumulated depreciation, depletion and amortization	(475,212,325)	(377,252,572)
Net Properties and Equipment	1,342,121,986	1,293,420,786
Operating lease asset	1,906,264	2,499,592
Derivative assets	5,473,375	11,634,714
Deferred financing costs	8,149,757	13,030,481
Total Assets	$ 1,408,099,474	$ 1,376,496,392
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts payable	$ 95,729,261	$ 104,064,124
Income tax liability	328,985	—
Financing lease liability	906,119	956,254
Operating lease liability	648,204	568,176
Derivative liabilities	6,410,547	7,520,336
Notes payable	496,397	533,734
Asset retirement obligations	517,674	165,642
Total Current Liabilities	105,037,187	113,808,266
Non-current Liabilities		
Deferred income taxes	28,591,802	8,552,045
Revolving line of credit	385,000,000	425,000,000
Financing lease liability, less current portion	647,078	906,330
Operating lease liability, less current portion	1,405,837	2,054,041
Derivative liabilities	2,912,745	11,510,368
Asset retirement obligations	25,864,843	28,082,442
Total Liabilities	549,459,492	589,913,492
Commitments and contingencies		
Stockholders' Equity		
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 198,561,378 shares and 196,837,001 shares issued and outstanding, respectively	198,561	196,837
Additional paid-in capital	800,419,719	795,834,675
Retained earnings (Accumulated deficit)	58,021,702	(9,448,612)
Total Stockholders' Equity	858,639,982	786,582,900
Total Liabilities and Stockholders' Equity	$ 1,408,099,474	$ 1,376,496,392

Statements of Cash Flows

	(Unaudited) Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Cash Flows From Operating Activities					
Net income	$ 5,657,519	$ 33,878,424	$ 50,896,479	$ 67,470,314	$ 104,864,641
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, depletion and amortization	24,548,849	25,662,123	24,556,654	98,702,843	88,610,291
Asset retirement obligation accretion	323,085	354,195	351,786	1,380,298	1,425,686
Amortization of deferred financing costs	1,299,078	1,226,881	1,221,479	4,969,174	4,920,714
Share-based compensation	1,672,320	32,087	2,458,682	5,506,017	8,833,425
Credit loss expense	(26,747)	8,817	92,142	160,847	134,007
(Gain) loss on disposal of assets	—	—	—	(89,693)	—
Deferred income tax expense (benefit)	1,723,338	10,005,502	7,735,437	19,935,413	(425,275)
Excess tax expense (benefit) related to share-based compensation	9,011	7,553	319,541	104,344	478,304
(Gain) loss on derivative contracts	6,254,448	(24,731,625)	(29,250,352)	2,365,917	(2,767,162)
Cash received (paid) for derivative settlements, net	745,104	(1,882,765)	(3,255,192)	(5,193,673)	(9,084,920)
Changes in operating assets and liabilities:					
Accounts receivable	349,474	5,529,542	6,825,601	3,594,504	1,154,085
Inventory	580,161	1,148,418	(588,100)	2,089,116	3,113,782
Prepaid expenses and other assets	295,555	545,529	158,163	93,509	226,688
Accounts payable	4,462,089	(225,196)	(4,952,335)	(5,076,738)	(1,451,422)
Asset retirement obligation	(613,603)	(222,553)	(836,778)	(1,588,480)	(1,862,385)
Net Cash Provided by Operating Activities	47,279,681	51,336,932	55,733,207	194,423,712	198,170,459
Cash Flows From Investing Activities					
Payments for the Stronghold Acquisition	—	—	—	—	(18,511,170)
Payments for the Founders Acquisition	—	—	(12,324,388)	—	(62,227,145)
Payments to purchase oil and natural gas properties	(1,423,483)	(164,481)	(557,323)	(2,210,826)	(2,162,585)
Payments to develop oil and natural gas properties	(36,386,055)	(42,099,874)	(39,563,282)	(153,945,456)	(152,559,314)
Payments to acquire or improve fixed assets subject to depreciation	—	(33,938)	(282,519)	(185,524)	(492,317)
Proceeds from sale of fixed assets subject to depreciation	—	—	(1)	10,605	332,229
Proceeds from divestiture of oil and natural gas properties	121,232	—	1,500,000	121,232	1,554,558
Proceeds from sale of Delaware properties	—	—	(7,993)	—	7,600,699
Proceeds from sale of New Mexico properties	—	—	(420,745)	(144,398)	3,891,757
Proceeds from sale of CBP vertical wells	—	5,500,000	—	5,500,000	—
Net Cash Used in Investing Activities	(37,688,306)	(36,798,293)	(51,656,251)	(150,854,367)	(222,573,288)
Cash Flows From Financing Activities					
Proceeds from revolving line of credit	22,000,000	27,000,000	46,000,000	130,000,000	225,000,000
Payments on revolving line of credit	(29,000,000)	(42,000,000)	(49,000,000)	(170,000,000)	(215,000,000)
Proceeds from issuance of common stock from warrant exercises	—	—	—	—	12,301,596
Payments for taxes withheld on vested restricted shares, net	—	(17,273)	(225,788)	(919,249)	(520,153)
Proceeds from notes payable	58,774	—	72,442	1,560,281	1,637,513
Payments on notes payable	(475,196)	(442,976)	(488,776)	(1,597,618)	(1,603,659)
Payment of deferred financing costs	(42,746)	—	(52,222)	(88,450)	(52,222)
Reduction of financing lease liabilities	(265,812)	(257,202)	(224,809)	(954,298)	(776,388)
Net Cash Provided by (Used in) Financing Activities	(7,724,980)	(15,717,451)	(3,919,153)	(41,999,334)	20,986,687
Net Increase (Decrease) in Cash	1,866,395	(1,178,812)	157,803	1,570,011	(3,416,142)
Cash at Beginning of Period	—	1,178,812	138,581	296,384	3,712,526
Cash at End of Period	$ 1,866,395	$ —	$ 296,384	$ 1,866,395	$ 296,384

34 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Ring Energy, Inc. Non-GAAP Disclosure 35 Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,”  “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio,” “All-in Cash Operating Costs,” and "Cash Operating Margin."  Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA and CROCE are key metrics used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for  executed acquisitions and divestitures (A&D). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare our results with our peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense),unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense,  depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital  and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our Statements of Cash Flows), plus transaction costs for executed acquisitions  and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in our Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts  receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non- GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our consolidated total debt as of such date to (ii) our Consolidated EBITDAX for the four consecutive fiscal  quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under our existing senior revolving credit facility. The Company defines “Consolidated EBITDAX” in accordance with our existing  senior revolving credit facility that means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants, to the extent that during such period we shall have consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets so acquired or disposed of. Also set forth in our existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. The table below provides detail of PV- 10 to the standardized measure of discounted future net cash flows as of December 31, 2024. ($ in 000’s) Present value of estimated future net revenues (PV-10) $1,462,827 Future income taxes, discounted at 10% 229,891 Standardized measure of discounted future net cash flows $1,232,936 PV-10” is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 measure of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. The Company defines “All-In Cash Operating Costs,” a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. The Company defines “Cash Operating Margin,” a non-GAAP financial measure, as realized revenues per Boe less all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company. The “Current Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i)our Current Assets as of such date to (ii) our Current Liabilities as of such date. Based on its credit agreement, the Company defines Current Assets as all current assets, excluding non-cash assets under Accounting Standards Codification (“ASC”) 815, plus the unused line of credit. The Company’s non-cash current assets include the derivative asset marked to market value. Basedon its credit agreement, the Company defines Current Liabilities as all liabilities, in accordance with GAAP, which are classified as current liabilities, including all indebtedness payable on demand or within one year, all accruals for federal or other taxes payable within such year, but excluding current portion of long-term debt required to be paid within one year, the aggregate outstanding principal balance and non-cash obligations under ASC 815.

Non-GAAP Reconciliations

RING ENERGY

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Twelve Months Ended			
	December 31, 2024		September 30, 2024		December 31, 2023		December 31, 2024		December 31, 2023	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net Income	$ 5,657,519	$ 0.03	$33,878,424	$ 0.17	$50,896,479	$ 0.26	$67,470,314	$ 0.34	$104,864,641	$ 0.54
Share-based compensation	1,672,320	0.01	32,087	—	2,458,682	0.01	5,506,017	0.03	8,833,425	0.05
Unrealized loss (gain) on change in fair value of derivatives	6,999,552	0.03	(26,614,390)	(0.13)	(32,505,544)	(0.16)	(2,827,756)	(0.02)	(11,852,082)	(0.07)
Transaction costs - executed A&D	21,017	—	—	—	354,616	—	24,556	—	417,166	—
Tax impact on adjusted items	(2,008,740)	(0.01)	6,132,537	0.03	(35,631)	—	(628,405)	—	(1,788,248)	(0.01)
Adjusted Net Income	$12,341,668	$ 0.06	$13,428,658	$ 0.07	$21,168,602	$ 0.11	$69,544,726	$ 0.35	$100,474,902	$ 0.51
Diluted Weighted-Average Shares Outstanding	200,886,010		200,723,863		197,848,812		200,277,380		195,364,850	
Adjusted Net Income per Diluted Share	$ 0.06		$ 0.07		$ 0.11		$ 0.35		$ 0.51	

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net Income	$ 5,657,519	$33,878,424	$50,896,479	$ 67,470,314	$104,864,641
Interest expense, net	9,987,731	10,610,539	11,506,908	42,819,864	43,669,577
Unrealized loss (gain) on change in fair value of derivatives	6,999,552	(26,614,390)	(32,505,544)	(2,827,756)	(11,852,082)
Income tax (benefit) expense	1,803,629	10,087,954	7,862,930	20,440,954	125,242
Depreciation, depletion and amortization	24,548,849	25,662,123	24,556,654	98,702,843	88,610,291
Asset retirement obligation accretion	323,085	354,195	351,786	1,380,298	1,425,686
Transaction costs - executed A&D	21,017	—	354,616	24,556	417,166
Share-based compensation	1,672,320	32,087	2,458,682	5,506,017	8,833,425
Loss (gain) on disposal of assets	—	—	(44,981)	(89,693)	87,128
Other income	(80,970)	—	(72,725)	(106,656)	(198,935)
Adjusted EBITDA	$50,932,732	$54,010,932	$65,364,805	$233,320,741	$235,982,139
Adjusted EBITDA Margin [1]	61 %	61 %	65 %	64 %	65 %

1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.

36 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

Leverage Ratio

	Three Months Ended				
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 5,515,377	$ 22,418,994	$ 33,878,424	$ 5,657,519	$ 67,470,314
Plus: Consolidated interest expense	11,420,400	10,801,194	10,610,539	9,987,731	42,819,864
Plus: Income tax provision (benefit)	1,728,886	6,820,485	10,087,954	1,803,629	20,440,954
Plus: Depreciation, depletion and amortization	23,792,450	24,699,421	25,662,123	24,548,849	98,702,843
Plus: non-cash charges acceptable to Administrative Agent	19,627,646	1,664,064	(26,228,108)	8,994,957	4,058,559
Consolidated EBITDAX	**$ 62,084,759**	**$ 66,404,158**	**$ 54,010,932**	**$ 50,992,685**	**$ 233,492,534**
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	—	—	—
Less: Pro Forma Divested Consolidated EBITDAX	(124,084)	(469,376)	(600,460)	77,819	(1,116,101)
Pro Forma Consolidated EBITDAX	**$ 61,960,675**	**$ 65,934,782**	**$ 53,410,472**	**$ 51,070,504**	**$ 232,376,433**
Non-cash charges acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 350,834	$ 352,184	$ 354,195	$ 323,085	
Unrealized loss (gain) on derivative assets	17,552,980	(765,898)	(26,614,390)	6,999,552	
Share-based compensation	1,723,832	2,077,778	32,087	1,672,320	
Total non-cash charges acceptable to Administrative Agent	$ 19,627,646	$ 1,664,064	$ (26,228,108)	$ 8,994,957	

	As of December 31, 2024
Leverage Ratio Covenant:	
Revolving line of credit	$ 385,000,000
Pro Forma Consolidated EBITDAX	232,376,433
Leverage Ratio	**1.66**
Maximum Allowed	≤ 3.00x

Adjusted Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net Cash Provided by Operating Activities	$ 47,279,681	$ 51,336,932	$ 55,733,207	$ 194,423,712	$ 198,170,459
Adjustments - Statements of Cash Flows					
Changes in operating assets and liabilities	(5,073,676)	(6,775,740)	(606,551)	888,089	(1,180,748)
Transaction costs - executed A&D	21,017	—	354,616	24,556	417,166
Income tax expense (benefit) - current	71,280	74,899	(192,048)	401,197	72,213
Capital expenditures	(37,633,168)	(42,691,163)	(38,817,080)	(151,946,171)	(151,969,735)
Proceeds from divestiture of equipment for oil and natural gas properties	121,232	—	—	121,232	54,558
Credit loss expense	26,747	(8,817)	(92,142)	(160,847)	(134,007)
Loss (gain) on disposal of assets	—	—	(44,981)	—	87,128
Other income	(80,970)	—	(72,725)	(106,656)	(198,935)
Adjusted Free Cash Flow	$ 4,732,143	$ 1,936,111	$ 16,262,296	$ 43,645,112	$ 45,318,099

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Adjusted EBITDA	$ 50,932,732	$ 54,010,932	$ 65,364,805	$ 233,320,741	$ 235,982,139
Net interest expense (excluding amortization of deferred financing costs)	(8,688,653)	(9,383,658)	(10,285,429)	(37,850,690)	(38,748,863)
Capital expenditures	(37,633,168)	(42,691,163)	(38,817,080)	(151,946,171)	(151,969,735)
Proceeds from divestiture of equipment for oil and natural gas properties	121,232	—	—	121,232	54,558
Adjusted Free Cash Flow	$ 4,732,143	$ 1,936,111	$ 16,262,296	$ 43,645,112	$ 45,318,099

37 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

Leverage Ratio (Prior Year End)

	Three Months Ended				
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 32,715,779	$ 28,791,605	$ (7,539,222)	$ 50,896,479	$ 104,864,641
Plus: Consolidated interest expense	10,390,279	10,471,062	11,301,328	11,506,908	43,669,577
Plus: Income tax provision (benefit)	2,029,943	(6,356,295)	(3,411,336)	7,862,930	125,242
Plus: Depreciation, depletion and amortization	21,271,671	20,792,932	21,989,034	24,556,654	88,610,291
Plus: non-cash charges acceptable to Administrative Agent	(7,823,887)	(470,875)	36,396,867	(29,695,076)	(1,592,971)
Consolidated EBITDAX	**$ 58,583,785**	**$ 53,228,429**	**$ 58,736,671**	**$ 65,127,895**	**$ 235,676,780**
Plus: Pro Forma Acquired Consolidated EBITDAX	15,385,792	9,542,529	4,810,123	—	29,738,444
Less: Pro Forma Divested Consolidated EBITDAX	(1,346,877)	(357,122)	(672,113)	(67,092)	(2,443,204)
Pro Forma Consolidated EBITDAX	**$ 72,622,700**	**$ 62,413,836**	**$ 62,874,681**	**$ 65,060,803**	**$ 262,972,020**
Non-cash charges acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 365,847	$ 353,878	$ 354,175	$ 351,786	
Unrealized loss (gain) on derivative assets	(10,133,430)	(3,085,065)	33,871,957	(32,505,544)	
Share-based compensation	1,943,696	2,260,312	2,170,735	2,458,682	
Total non-cash charges acceptable to Administrative Agent	$ (7,823,887)	$ (470,875)	$ 36,396,867	$ (29,695,076)	

	As of December 31, 2023
Leverage Ratio Covenant:	
Revolving line of credit	$ 425,000,000
Pro Forma Consolidated EBITDAX	262,972,020
Leverage Ratio	**1.62**
Maximum Allowed	≤ 3.00x

38 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Cash Flow from Operations (ACFFO)

	(Unaudited for All Periods) Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net Cash Provided by Operating Activities	$47,279,681	$51,336,932	$55,733,207	$ 194,423,712	$ 198,170,459
Changes in operating assets and liabilities	(5,073,676)	(6,775,740)	(606,551)	888,089	(1,180,748)
Adjusted Cash Flow from Operations	$42,206,005	$44,561,192	$55,126,656	$ 195,311,801	$ 196,989,711

G&A Reconciliations

	(Unaudited for All Periods) Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
General and administrative expense (G&A)	$ 8,035,977	$ 6,421,567	$ 8,164,799	$ 29,640,300	$ 29,188,755
Shared-based compensation	1,672,320	32,087	2,458,682	5,506,017	8,833,425
G&A excluding share-based compensation	6,363,657	6,389,480	5,706,117	24,134,283	20,355,330
Transaction costs - executed A&D	21,017	—	354,616	24,556	417,166
G&A excluding share-based compensation and transaction costs	$ 6,342,640	$ 6,389,480	$ 5,351,501	$ 24,109,727	$ 19,938,164

Cash Return on Capital Employed (CROCE)

	As of and for the twelve months ended		
	December 31, 2024	December 31, 2023	December 31, 2022
Total long term debt (i.e. revolving line of credit)	$385,000,000	$425,000,000	$415,000,000
Total stockholders' equity	858,639,982	786,582,900	661,103,391
Average debt	405,000,000	420,000,000	352,500,000
Average stockholders' equity	822,611,441	723,843,146	480,863,799
Average debt and stockholders' equity	$1,227,611,441	$1,143,843,146	$833,363,799
Net Cash Provided by Operating Activities	$194,423,712	$198,170,459	$196,976,729
Less change in WC (Working Capital)	(888,089)	1,180,748	24,091,577
Adjusted Cash Flows From Operations (ACFFO)	$195,311,801	$196,989,711	$172,885,152
CROCE (ACFFO)/(Average D+E)	15.9 %	17.2 %	20.7 %

PV-10

	Oil (Bbl)	Gas (Mcf)	Natural Gas Liquids (Bbl)	Net (Boe)	PV-10
Balance, December 31, 2023	82,141,277	146,396,322	23,218,564	129,759,229	$ 1,647,031,127
Purchase of minerals in place	—	—	—	—	
Extensions, discoveries and improved recovery	11,495,236	10,630,769	2,738,451	16,005,482	
Sales of minerals in place	(1,140,568)	(56,020)	(16,361)	(1,166,266)	
Production	(4,861,628)	(6,423,674)	(1,258,814)	(7,191,054)	
Revisions of previous quantity estimates	(6,730,246)	(730,235)	3,621,245	(3,230,707)	
Balance, December 31, 2024	80,904,071	149,817,162	28,303,085	134,176,684	$ 1,462,827,136

39 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

All-In Cash Operating Costs

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
All-In Cash Operating Costs:					
Lease operating expenses (including workovers)	$ 20,326,216	$ 20,315,282	$ 18,732,082	$ 78,310,949	$ 70,158,227
G&A excluding share-based compensation	6,363,657	6,389,480	5,706,117	24,134,283	20,355,330
Net interest expense (excluding amortization of deferred financing costs)	8,688,653	9,383,658	10,285,429	37,850,690	38,748,863
Operating lease expense	175,090	175,091	175,090	700,362	541,801
Oil and natural gas production taxes	3,857,147	4,203,851	4,961,768	16,116,565	18,135,336
Ad valorem taxes	2,421,595	2,164,562	1,637,722	8,069,064	6,757,841
Gathering, transportation and processing costs	130,230	102,420	464,558	506,333	457,573
All-in cash operating costs	$ 41,962,588	$ 42,734,344	$ 41,962,766	$ 165,688,246	$ 155,154,971
Boe	1,808,493	1,849,934	1,784,490	7,191,054	6,613,321
All-in cash operating costs per Boe	$ 23.20	$ 23.10	$ 23.52	$ 23.04	$ 23.46

Cash Operating Margin

	Three Months Ended			Twelve Months Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Cash Operating Margin					
Realized revenues per Boe	$ 46.14	$ 48.24	$ 56.01	$ 50.94	$ 54.60
All-in cash operating costs per Boe	23.20	23.10	23.52	23.04	23.46
Cash Operating Margin per Boe	$ 22.94	$ 25.14	$ 32.49	$ 27.90	$ 31.14

Current Ratio

	As of December 31, 2024
Current Assets	50,448,092
Less: Current derivative assets	5,497,057
Current Assets per Covenant	44,951,035
Revolver Availability (Facility less debt less LCs)	214,965,000
Current Assets per Covenant	**259,916,035**
Current Liabilities	105,037,187
Less: Current financing lease liability	906,119
Less: Current operating lease liability	648,204
Less: Current derivative liabilities	6,410,547
Current Liabilities per Covenant	**97,072,317**
Current Ratio	2.68
Minimum Allowed	> or = 1.00x

40 Ring Energy, Inc. Value Focused Proven Strategy | March 6, 2025 | NYSE American: REI